EXHIBIT  24.1

                                POWER OF ATTORNEY

 KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints Larry G. Arnold and Mitzi Mitchell, and each of them, as his true and lawful attorneys-in-fact and agents, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities indicated as of December 20, 2000.

        SIGNATURES               TITLE                                   DATE
        ----------               -----                                   ----

/s/ Larry G. Arnold    Chairman and Chief Executive Officer           April 13, 2001
-----------------------
    Larry G. Arnold    (Principal  Executive  Officer)

/s/ Mitzi Mitchell     Controller & Assistant Secretary & Treasurer   April 13, 2001
-----------------------
    Mitzi Mitchell     (Principal Financial & Accounting Officer)


/s/  J. D. Kish        Director & Secretary & Treasurer               April 13, 2001
-----------------------
J.D.  Kish

/s/  Donald Plekenpol  Director                                       April 13,2001
-----------------------
Donald  Plekenpol

/s/ John Herbers       Director                                       April 13, 2001
-----------------------
John  Herbers